UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	March 3, 2011
(Date of earliest event reported)	March 2, 2011

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 2, 2011, we announced we will present at the Barclays Capital Investment Grade Energy and Pipeline Conference on Thursday, March 10, 2011, in New York City, at 8:15 a.m. Eastern Standard Time (7:15 a.m. Central Standard Time).  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

Attending for the company will be Robert F. Martinovich, senior vice president, chief financial officer and treasurer of ONEOK Partners GP, L.L.C., our sole general partner, and ONEOK, Inc., and Curtis L. Dinan, former senior vice president, chief financial officer and treasurer of ONEOK Partners GP, L.L.C. and ONEOK, Inc. and current president – natural gas of ONEOK Partners GP, L.L.C.

The materials utilized at the conference will be accessible on the ONEOK and ONEOK Partners websites, www.oneok.com and www.oneokpartners.com, on Thursday, March 10, 2011, beginning at 7 a.m. Central Standard Time.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
Exhibit
99.1 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated March 2, 2011.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	March 3, 2011	By:	/s/ Robert F. Martinovich
Robert F. Martinovich Senior Vice President, Chief Financial Officer and Treasurer

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